SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive, 11th Floor

New Haven, Connecticut 06511

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 401-3330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 7.01. Regulation FD Disclosure.

On February 1, 2005, CuraGen and TopoTarget A/S announced the initiation of patient dosing in a Phase II clinical trial evaluating PXD101, a small molecule histone deacetylase (HDAC) inhibitor, as a potential treatment for advanced multiple myeloma, a deadly type of blood cancer. The companies reported that initiation of this Phase II trial triggered an undisclosed milestone payment to be made by CuraGen to TopoTarget A/S. CuraGen also announced that they have successfully filed an investigational new drug application (IND) for PXD101 to the Food and Drug Administration, allowing initiation of this trial at clinical sites in the United States.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press release of Registrant dated February 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: February 1, 2005	By:	/s/ David M. Wurzer
	Name:	David M. Wurzer
	Title:	Executive Vice President and
Chief Financial Officer